AMERICAN GENERAL LIFE INSURANCE COMPANY
                  SEPARATE ACCOUNT D
                  PLATINUM INVESTOR
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY
                      CONTRACTS
           SUPPLEMENT DATED AUGUST 9, 1999 TO
              PROSPECTUS DATED MAY 3, 1999

Effective August 9, 1999 and subject to applicable insurance department approvals, American General Life
Insurance Company Separate Account D, Platinum Investor
Flexible Payment Variable and Fixed Individual Deferred
Annuity Contracts will be changed to (1) eliminate the requirement in eight states that initial purchase payments be allocated to the Money Market Division for up to 25 days after the Contract is issued; (2) correct a typographical error under "Annuity Payment Options"; and (3) assess
Surrender Charges on any withdrawal allowed by Option 4, which is described under "Available Annuity Payment
Options," if the withdrawal is not an annuity payment.

1. On page 10 and continuing on page 11, the entire section "Minimum Investment Requirements" is deleted in its entirety and replaced with the following:

Minimum Investment Requirements

Your initial purchase payment must be at least $2,000, if you are buying a Qualified Contract, or $5,000, if you are buying a Non-Qualified Contract. (See "Federal Income Tax
Matters" for a discussion of the various tax aspects involved in purchasing Qualified and Non-Qualified
Contracts.) The amount of any subsequent purchase payment that you make must be at least $100. If your Account Value falls below $500, we may cancel your Contract and treat it as a full surrender. We also may transfer funds, without charge, from a Division (other than the Money Market
Division) or Guarantee Period under your Contract to the Money Market Division, if the Account Value of that
Division or Guarantee Period falls below $500.  (See
"Contract Issuance and Purchase Payments.")

You have a right to examine your Contract for 10 days after it is delivered. During that time, you can cancel the Contract and return it to us for a refund. There will be no Surrender Charge if you cancel your Contract. (See
"Cancellation Right" and "Surrender Charge.") In some states, the right to cancel the Contract and return it to us is longer than 10 days.

Special procedure in eight states. Some states require us to refund an amount equal to your purchase payments. We follow a special procedure in eight of these states when we issue a Contract. Currently in Georgia, Hawaii, Idaho,
Michigan, Missouri, Nebraska, Utah, and West Virginia, we allocate any net purchase payment received before the first
Valuation Date following the 15th day (the 25th day in Idaho) after the Contract's date of issue as follows:

     -    Any amount scheduled to be applied to the Fixed
          Account will be applied to the Fixed Account; and

     -    Any amount scheduled to be applied to a Separate
          Account Division will be applied to the Money
          Market Division.  (See "Cancellation Right.")

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On the first Valuation Date following the 15th day (25th
day in Idaho) after the date of issue, the Account Value of the Money Market Division will be allocated to the Separate
Account Divisions which you selected. The allocation of net purchase payments (following the 15th or 25th day after the date of issue) is shown on Page 3 of your Contract, and will remain in effect until changed by Written Notice.

We have asked each of these eight states to allow us to discontinue this special procedure. When we receive each state insurance department approval, we will discontinue the special procedure in that state. In place of the special procedure, we will follow your allocation selections for all net purchase payments.

2. On page 29, the second full paragraph is deleted in its entirety and replaced with the following:

In Texas, we will proceed differently if you have not selected an Annuity Payment Option within 10 days before the Annuity Commencement Date. We will pay you as if you had elected to receive 120 payments under Annuity Payment
Option 2. (See "Option 2.")

3. On page 30, the entire section "Option 4 - Payments for a Designated Period" is deleted in its entirety and replaced with the following:

Option 4 - Payments for a Designated Period - We make annuity payments monthly to an Annuitant or other properly-designated payee, or at his or her death, to the Beneficiary, for a selected number of years ranging from five to 40. If this option is selected on a variable basis, the designated period may not exceed the life expectancy of the Annuitant or other properly-designated payee.

A payee who receives Variable (but not Fixed) Annuity
Payments under Option 4 can elect at any time to withdraw all or a portion of the value of the remaining Variable
Annuity Payments. You (if you are the payee) will receive one payment for the withdrawal. We calculate the value of any remaining Variable Annuity Payments under Option 4 by assuming that each payment is equal and by discounting each payment to the present at an annual rate of 3.5% (the
"assumed amount"). We calculate the "assumed amount" of each remaining payment as of the end of the Valuation
Period in which we receive your Written request for a withdrawal.

Under Option 4, each time you withdraw a portion of the value of your Variable Annuity Payments, the remaining
Variable Annuity Payments will all be reduced proportionately. If you elect to withdraw all of the value of your Variable Annuity Payments, such payments cease.
The Contract terminates at that time unless we will owe you
Fixed Annuity Payments.

We have asked each state for permission to assess a Surrender Charge on amounts you withdraw under Option 4 that are not annuity payments. If you buy a Contract after we receive applicable insurance department approval, any amount you withdraw under this option will be considered a withdrawal subject to any applicable Surrender Charge.
These withdrawals will not qualify for any exception to Surrender Charges or for any free withdrawal privilege.
(See "Surrender Charge.")